Exhibit 10.4

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Exhibit D

SPONSORED RESEARCH AGREEMENT

This Sponsored Research Agreement (this “Agreement”), effective as of the date of the signature of the underlying license agreement, SK2017-1696, dated November 13, 2017, (“Effective Date”), is between Memorial Sloan Kettering Cancer Center, a New York not-for-profit entity, with offices at 1275 York Avenue, New York, NY 10065 (“MSK”) and Y-mAbs Therapeutics, Inc., a Delaware corporation with a principal office at 750 3rd Avenue. New York, N.Y. 10017 (“Sponsor”). MSK and Sponsor may be individually referred to as a “Party”, and collectively as the “Parties”. This Exhibit D, including Appendix A and Appendix B attached hereto, replaces the Exhibit D (including Appendix B) of the License Agreement for MSK’s technology “CD33 Antibodies and constructs thereof” between Memorial Sloan Kettering Cancer Center and Y-mAbs Therapeutics, Inc., dated November 10, 2017 in its entirety, and such original Exhibit D is hereby cancelled and void.

WHEREAS, Sponsor is a clinical-stage biopharmaceutical company; and

WHEREAS, Sponsor desires to provide support for the research to be conducted at MSK; and

WHEREAS, MSK, a premier cancer center, through its Neuroblastoma Program, has valuable skill, experience, and the necessary expertise to conduct the research;

WHEREAS, the performance and support of such research is of mutual interest and benefit to Sponsor and MSK and is consistent with the academic, research, and public service objectives of MSK as a nonprofit, tax-exempt institution.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements, and promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which arc hereby acknowledged, the Parties agree as follows:

1.                        SPONSORED RESEARCH.

1.1.                            Research Plan. The research program subject to this Agreement is specified in Appendix A, which is incorporated herein by reference (the “Sponsored Research”).

1.2.                            Compensation. Sponsor will provide the financial support for the Sponsored Research as detailed in the budget Appendix B which is incorporated herein by reference, (the “Budget”). If, at any time, a Parry has reason to believe that the cost of the Sponsored Research will exceed the amount set forth in the Budget, such Party will notify the other Party, giving a revised budget for completion of the Sponsored Research.

1.3.                            By entering into this Agreement, the Parties specifically intend to comply with all applicable laws, rules and regulations as they may be amended from time to time, including but not limited to (i) the federal anti-kickback statute (42 U.S.C. 1320a-7(b)) and the related safe harbor regulations and (ii) the limitation on certain physician referrals, also referred to as the “Stark Law” (42 U.S.C. 1395nn). Accordingly, no part of any

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consideration paid hereunder is a prohibited payment for the recommending or arranging for the referral of business of the ordering of items or services; nor are the payments intended to induce illegal referrals of business, If as a result of a change in law or otherwise this Agreement is reasonably determined by legal counsel of a Party to violate, or present an unacceptable risk of violating, any federal, state, or local laws, rules, or regulations, the Parties agree to negotiate in good faith revisions to any provision which is in, or which presents an unacceptable risk of, violation. The Parties acknowledge that rights of MSK may be subject to statutory rights of agencies of the United States government under terms of 35 USC§§200-212 or other statutes, or rights of other funding agencies.

2.                        ANIMAL STUDIES

2.1.                            Should warm-blooded animals be used in the Sponsored Research, MSK will comply with the applicable portions of the Animal Welfare Act (P.L. 99-158) and will follow the guidelines prescribed in the Public Health Services Policy on Humane Care and Use of Laboratory Animals.

2.2.                            MSK’s Animal Care and Use program does not conduct studies subject to the FDA Good Laboratory Practice (GLP) regulations. As a result, nonclinical studies conducted at MSK are not GLP studies. Since MSK does not incorporate GLP into its standard animal care, results obtained from animal studies at MSK cannot be described as GLP compliant and should not be so described in applications to the FDA or in other documents.

3.                        CONFIDENTIALITY

3.1.                            Confidential Information. During the Term, one Party (the “Disclosing Party”) may provide proprietary or confidential information necessary to conduct the Sponsored Research to the other Party (the “Receiving Party”). Accordingly, “Confidential Information” is: (i) data and other information that is disclosed by the Disclosing Party to the Receiving Party under this Agreement during the Term and which relates to the Sponsored Research, regardless of whether the information is disclosed in writing, orally, graphically, electronically, or in any other manner, and (ii) any information that is expressly marked or designated in writing as confidential and proprietary by the Disclosing Party. The Receiving Party acknowledges and agrees that the Disclosing Party reserves all rights in and to the Disclosing Party’s Confidential Information. This Agreement shall not constitute a license, assignment, or any other rights, expressed or implied, to the Disclosing Party’s Confidential Information, except as expressly provided in this Agreement Confidential Information does not include, and each Party has no obligation with respect to, any information which: (i) is already known to it; (ii) is or becomes publicly known through lawful means in no violation of this Agreement by the Receiving Party; (iii) is received from a third party, not bound by a duty confidentiality, without restriction and without breach of this Agreement; (iv) is independently developed by the Receiving Party without use of the Disclosing Party’s Confidential Information; or (v) is approved for release by written authorization of the Disclosing Party.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.2.                            Confidential Obligation. All Confidential Information disclosed under this Agreement will be held in confidence by the Receiving Party during the Term of this Agreement and for a period of five (5) years following termination or expiration of this Agreement. The Receiving Party shall maintain the confidentiality of the Disclosing Party’s Confidential Information with at least the same degree of care as it maintains the confidentiality of its own confidential information, and in any event, not less than a reasonable standard of care. Upon the Disclosing Party’s request, the Receiving Party shall promptly return to the Disclosing Party or destroy all copies of the Disclosing Party’s Confidential Information; provided, however, that the Receiving Party: (i) may retain a single copy of the Disclosing Party’s Confidential Information for the sole purpose of ascertaining its ongoing rights and responsibilities in respect of such information; and (ii) shall not be required to destroy any computer files stored securely by the Receiving Party or its Affiliates that are: (x) created during automatic system back up; or (y) retained for legal purposes by the Receiving Party or its Affiliates.

3.3.                            Covenants of Non-Use and Non-Disclosure. The Receiving Party may only use, copy and make extracts of the Disclosing Party’s Confidential Information in connection with and in the furtherance of the Sponsored Research. The Receiving Party shall not use the Disclosing Party’s Confidential Information for any other purpose without the prior written permission of the Disclosing Party. Except as provided below, the Receiving Party shall not disclose any of the Disclosing Party’s Confidential Information to any third Party without the prior written permission of the Disclosing Party.

3.3.1.                  The Receiving Party may disclose the Disclosing Party’s Confidential Information to the Receiving Party’s Affiliates and the directors, officers, employees, contractors, and consultants of the Receiving Party and its Affiliates who have a need to know the Confidential Information and only in connection with and in the furtherance of the Sponsored Research, after advising each of the obligations under this Agreement, and who are bound by obligations of confidentiality substantially similar to those in this Agreement. The Receiving Party shall be liable to the Disclosing Party for any breach by the Receiving Party’s directors, officers, employees, contractors, consultants, and its Affiliates.

3.3.2.                  If the Receiving Party is required by applicable law, judicial order or governmental regulation, then the Receiving Party will be permitted to disclose (and the Receiving Party shall not be required to destroy) any of the Disclosing Parly’s Confidential Information that is required to be disclosed by a governmental authority or applicable law in connection with a legal or administrative proceeding (including in connection with any regulatory approval process), provided that the Receiving Party: (i) notifies the Disclosing Party of any such disclosure requirement as soon as practicable; (ii) reasonably cooperate with the Disclosing Party (at the Disclosing Party’s cost) if the Disclosing Party seeks a protective order or other remedy in respect of any such disclosure and (iii) furnishes only that portion of the Confidential Information which the Receiving Party is legally required to disclose.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.4.                            Equitable Relief. Each Party acknowledges that disclosure or improper use of the Confidential Information might cause the other Party immediate and irreparable harm. Without limiting the following, each Party agrees that the other Party will be entitled to seek equitable relief in addition to any other remedies available.

3.5.                            Privacy. MSK will make all attempts to ensure that any information revealing a patient’s identity attached to patient samples or results from the Sponsored Research are removed (“PHI”). Should Sponsor be exposed to PHI despite MSK’s effort to de-identify any such information, Sponsor agrees to use good faith efforts to delete such PHI and further agrees that there shall be no time limit on the Parties’ obligation to maintain the confidentiality of PHI, including information whose identifiers may be ascertained by the exercise of reasonable effort through investigation. PHI shall be protected in compliance with all applicable regulations, rules and statutes including the Health Insurance Portability and Accountability Act of 1996 and regulations, laws and guidelines related thereto. Sponsor agrees to refrain from publishing or disclosing any part of such confidential PHI for any purpose. PHI must be maintained in confidence indefinitely. Sponsor shall require that its personnel respect the confidential nature of all medical information relating to MSK patients. Sponsor shall ensure that its personnel have been informed of, and shall comply with all applicable laws, rules, and regulations governing confidentiality, disclosure, and re-disclosure requirements of federal, state, and local laws, rules and regulations, and the standards of The Joint Commission, including but not limited to those provisions concerning HIV, genetic testing, alcohol or drug abuse, and mental health.

4.                        RESULTS, REPORTS, & PUBLICATION.

4.1.                            “Results” means data and information generated from the performance of the Sponsored Research during the term of this Agreement. Results expressly exclude Inventions. MSK will provide the Sponsor with a final report within [****] of the completion of the Sponsored Research and any periodic progress reports specified in Appendix A (“Reports”). MSK owns all Results and Reports arising from the Sponsored Research under this Agreement. Subject to Section 3 (Confidentiality), Sponsor shall have the right to use the Results disclosed to Sponsor in Reports for its internal research use and solely to the extent such use does not jeopardize MSK’s publication or intellectual property rights.

4.2.                            Publication. MSK is free to publish the Results, MSK will submit for review a copy of the proposed publication (including abstracts, or presentation to a journal, editor, meeting, seminar or other third party) resulting from the Sponsored Research to Sponsor at least [****] prior to submission for publication or presentation. If no response is received from Sponsor within those [****] it may be conclusively presumed that the publication may proceed without delay. Such delay will not, however, be imposed on the filing of any student diesis or dissertation.

4.2.1.                  If Sponsor determines such proposed publication contains Sponsor’s Confidential Information, it shall notify MSK within such [****] review period and MSK shall delete such Sponsor Confidential Information before proceeding with its

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planned publication, Upon MSK’s request, Sponsor and MSK shall work in good faith to develop substitute language that is scientifically comparable but does not disclose Sponsor’s Confidential Information. For the purpose of this provision only, the term Confidential Information shall not include the Sponsored Research data, results, materials, or description of the Sponsored Research methodology necessary for a meaningful publication, which may otherwise come within the definition of Confidential Information contained in Section 3 (Confidentiality).

4.2.2.                  If Sponsor determines and requests that the proposed publication or presentation contains patentable subject matter, MSK will delay the publication or presentation for a period of time not to exceed [****] to allow the filing of appropriate patent applications relating to such subject matter.

4.2.3.                  Any proposed publication disclosed to Sponsor hereunder is MSK’s Confidential Information. Sponsor shall hold such disclosure on a confidential basis and shall not disclose the information to any third party, or use the information, without the prior written consent of MSK.

4.3.                            Copyrights. Title to any copyright or copyrightable material first produced or composed in the performance of the Sponsored Research will remain with, or be assigned to, MSK.

5.                        INTELLECTUAL PROPERTY.

5.1.                            Inventions. “Invention” means any invention that is within the scope of the Sponsored Research and is first conceived and reduced to practice during the performance of the Sponsored Research funded under this Agreement that is or may be patentable or otherwise protectable under Title 35 of the United States Code. Ownership of an Invention shall track inventorship, inventorship of Inventions shall be determined according to United States patent law. Sponsor owns the entire right, title and interest in and to all Inventions developed by Sponsor personnel (“Sponsor Invention”). An Invention that is jointly developed by MSK and Sponsor personnel will be jointly owned (“Joint Invention”). MSK owns the entire right, title, and interest in and to all Inventions developed by MSK personnel (“MSK Invention”).

5.1.1.                  Invention Option. MSK grants Sponsor the first option to negotiate an exclusive or non-exclusive commercial license to MSK Inventions and the first option to negotiate an exclusive license to MSK rights in Joint Inventions.

5.1.2.                  Internal Use Only. MSK grants Sponsor a non-exclusive, non-commercial, non-transferable, royalty-free license under MSK’s rights in Joint Inventions and MSK Inventions for the Sponsor’s internal non-commercial research purposes.

5.2.                            Other Intellectual Property. Nothing contained in this Agreement shall affect, either directly or by implication, estoppel, or otherwise, the pre-existing rights of either Party in intellectual property developed prior to the Effective Date of this Agreement or intellectual property developed outside of this Agreement. All such intellectual property

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shall remain the property of its owner and the option granted to Sponsor in this Agreement shall not apply to such intellectual property.

6.                        Option.

6.1.                            Disclosure. Under MSK policy, inventions and discoveries which result from research or other activities carried out at MSK or with the substantial aid of its facilities or funds administered by it, are disclosed to MSK and are the property of MSK. If an Invention, is disclosed to MSK and MSK believes that it may be amenable to patenting and/or licensing, the MSK Office of Technology Development, in accordance with MSK policies and practices, will promptly notify the Sponsor, thereby creating a “Disclosure”. Sponsor shall hold the Disclosure on a confidential basis and shall not disclose the information to any third party, or use the information, without the prior written consent of MSK. Sponsor shall disclose to MSK any Joint Inventions.

6.2.                            Option Period. The options granted in §5.1.1 (lnvention Option) begin on the date the Sponsor receives the relevant Disclosure and ends [****] from that date (the “Option Period”).

6.3.                            Negotiation Period. If Sponsor elects to exercise the option, Sponsor will provide MSK written notice of said election (the “Notice”). Upon receipt of the Notice by MSK, the Parties will endeavor to negotiate in good faith, an acceptable license agreement within [****] (the “Negotiation Period”). Licenses elected and negotiated by Sponsor are effective as of the date the Parties sign a separate license agreement, which will contain indemnity, insurance, and no-warranty provisions, in addition to other customary terms and conditions that are based on standards current in the industry. If the Negotiation Period expires and a license agreement has not been negotiated, all rights to the MSK Invention will remain with MSK.

7.                        PATENT PROSECUTION. MSK shall control the preparation and prosecution of all patent applications and the maintenance of all parents related to MSK Inventions and Joint Inventions. Sponsor shall, within [****] upon receipt of the Disclosure, determine whether to exercise its Option request MSK to file and prosecute any patent application, domestic or foreign, on the Invention described in the Disclosure.

7.1.                            If Sponsor requests MSK to file and prosecute such patent applications, Sponsor shall bear all costs incurred in connection with the preparation, filing, prosecution and maintenance of U.S. and foreign applications directed to said MSK or Joint Invention and the cost of any activities investigating patentability. MSK shall keep Sponsor advised as to all developments with regard to said application(s) and shall promptly provide to Sponsor copies of all documents received and/or filed in connection with the filing, prosecution or maintenance thereof in reasonable time, subject to statutory deadlines.

7.1.1.                  Sponsor may elect to discontinue its financial support of such prosecution and/or maintenance, provided Sponsor notifies MSK in writing of such decision to

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discontinue reasonably in advance of MSK’s need to respond to any statutory deadlines.

7.1.2.                  If Sponsor elects to discontinue the financial support of such prosecution and/or maintenance, then Sponsor thereby waives and gives up any right it may have under this Agreement to license the related MSK or Joint Invention and MSK may proceed with such preparation and prosecution at its own cost and expense. With regard to a Joint Invention, should the Sponsor subsequently use, license or sublicense any Joint Invention for economic gain, Sponsor shall reimburse all fees and expenses incurred by MSK in connection with the patent or other intellectual property protection which applies to such use, license or sublicense.

8.                        TERM AND TERMINATION.

8.1.                            Term. This Agreement commences on the Effective Date and continues until the earlier of: (i) the completion of the Sponsored Research: or (ii) [****] from the Effective Date (“Term”). Sponsor and MSK will have the option to extend this Agreement for a specified period of time, either with or without further compensation, by the mutual written consent of duly authorized representatives of MSK and Sponsor.

8.2.                            Termination. Either Party may terminate this Agreement for any reason with [****] written notice. In the event of such early termination, Sponsor will reimburse MSK for all expenses incurred up to the date of termination, including, but not limited to, all non-cancelable obligations, and shall pro-rate financial support due based upon actual work performed and expenses committed pursuant to the Sponsored Research.

8.3.                            Survival. In the event of termination of this Agreement, the provisions of Sections 3 (Confidentiality), 4 (Results, Reports & Publication), 5 (Intellectual Property), 7 (Patent Prosecution) 8 (Term and Termination), 9 (Indemnification), 10 (Disclaimer and Warranties/Limitation of Liabilities), 11 (Use of Name) and 14 (Miscellaneous) will remain in effect, as well as any other provisions of this Agreement, as are necessary to effect the purposes of this Agreement.

9.                        INDEMNIFICATION. The Sponsor will defend, indemnify and hold MSK, the MSK Investigator and any of MSK’s employees, trustees, officers. Affiliates and agents, harmless from any claim, suit, loss, cost, damage, liability or expense arising out of Sponsor’s (including Sponsor’s employees, Affiliates, contractors, licensees or agents) performance or actions under this Agreement, the Sponsor’s use of any information, results, or deliverables, MSK’s use of Sponsor Resources for the purposes provided by Sponsor, and/or claims by or relating to Sponsor Staff. Such defense will be conducted by attorneys reasonably acceptable to both Parties. Sponsor may not settle any claims admitting MSK’s fault without MSK’s express prior written approval.

10.                 DISCLAIMER OF WARRANTIES/LIABILITY LIMITATION. ANY RESULTS, REPORTS, MATERIALS, 1NVENTIONS, TECHNOLOGIES, INTELLECTUAL.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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PROPERTY OR OTHER PROPERTY OR RIGHTS GRANTED, GRANTED ACCESS TO, OR PROVIDED BY MSK PURSUANT TO THIS AGREEMENT ARE ON AN “AS IS” BASIS. MSK MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, WARRANTY OF FITNESS FOR PARTICULAR PURPOSE, MERCHANTABILITY, EXCLUSIVITY OR TO FREEDOM FROM INTELLECTUAL PROPERTY INFRINGEMENT. MSK IS NOT LIABLE TO SPONSOR FOR INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES SUCH AS LOSS OF PROFITS OR INABILITY TO USE SAID INTELLECTUAL PROPERTY OR ANY APPLICATIONS AND DERIVATIONS THEREOF. SPONSOR AGREES THAT IT WILL NOT MAKE ANY WARRANTY ON BEHALF OF MSK, EXPRESSED OR IMPLIED, TO ANY PERSON.

11.                 USE OF NAME. Neither Party will, without the prior written consent of the other Party, use in any advertising, publicity, or otherwise, the name, trademark, logo, symbol, other image of the Party, or any variation thereof, or that of the Party’s employees, agents, related schools, departments, or Affiliates.

12.                 INSURANCE. Sponsor will maintain insurance in type and amount sufficient to satisfy its obligations under this Agreement.

13.                 NOTICES. Any notice or communication required or permitted to be given to a Parry under this Agreement will be made in writing and sent by registered or certified mail or by a nationally recognized overnight courier service. Notices under the preceding sentence will be deemed given on the date of receipt.

If to MSK		If to Sponsor
Memorial Sloan Kettering Cancer Center		Y-m Abs Therapeutics, Inc
Attn:	Gregory Raskin, M.D.	Attn:	Thomas Gad
	Vice President,		Chairman, President
	Technology Development	750 3rd Avenue. 9th Floor
1275 York Avenue, Box 524		New York, N.Y. 10017
New York, NY 10065

with a copy to:		with a copy to:
Office of Technology Development		Satterlee Stephens LLP
Attn:	Shilpi Banerjee, Esq., Ph.D.	Attn:	Dwight A. Kinsey, Esq
	Chief Intellectual Property Counsel		General Counsel
1275 York Avenue, Box 524		230 Park Avenue, Suite 1130
New York, N.Y. 10065		New York, N.Y. 10169

A Party may change its contact Information immediately upon written notice to the other Party given in the manner provided in this Section 13.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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14.                 MISCELLANEOUS

14.1.                     Tax Exempt Status. MSK is a nonprofit 501(c)(3) corporation. Sponsor agrees that if this Agreement is subject to taxation by any governmental authority, Sponsor will pay these taxes in full. MSK will have no liability for the payment of any taxes.

14.2.                     Governing Law and Venue. The Parties expressly agree that this Agreement and the enforcement of the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its provisions concerning the applicability of the laws of other jurisdictions. Any and all claims arising out of, relating to or in connection with this Agreement, or the relationship between the Parties hereto, shall be subject to the exclusive jurisdiction of and venue in the federal and state courts within New York and each Party hereby consents to the exclusive jurisdiction and venue of these courts, without regard to any conflicts of law principles. Each Party agrees that all claims and matters may be heard and determined in any such court and each Party waives any right to object to such action on venue, forum non conveniens, or similar grounds.

14.3.                     Headings. The captions or headings in this Agreement do not form part of this Agreement, but are included solely for convenience.

14.4.                     Affiliates. “Affiliates” as used in this Agreement, means any person, firm, corporation or other entity controlling, controlled by, or under common control with a Party hereto. The term “control” wherever used throughout this Agreement shall mean ownership, directly or indirectly, of more than fifty percent (50%) of the equity capital or the ability to effect the election of a majority of the directors. With regard to MSK, “Affiliates” shall include: Memorial Sloan Kettering Cancer Center, Sloan Kettering Institute for Cancer Research, and Memorial Hospital for Cancer and Allied Diseases.

14.5.                     Waiver, Amendment. No waiver, amendment or modification of this Agreement will be effective unless in writing and signed by both Parties.

14.6.                     Assignment. Neither Party may assign this Agreement or delegate any of its obligations hereunder without the prior written consent of the other Party; however, this Agreement will be binding on any successors or permitted assigns of either Party. Any purported assignment of rights or delegation of performance in violation of this Section is void.

14.7.                     Risk; Severability. In the event that the performance of any covenant, condition or provision of this Agreement should jeopardize MSK’s status with regard to (i) licensure, (ii) participation in Medicare or Medicaid programs, (iii) full accreditation by The Joint Commission; or (iv) tax exempt status or the tax exempt status of any financing, this Agreement shall be renegotiated so as to eliminate the violation or non-complying aspects hereof, but without altering all other material rights and obligations of the Parties hereunder (hat reasonably can be given effect If the Parties cannot promptly agree on the renegotiated provisions, either Party may terminate upon [****] written notice to the other Party. If any term or condition of this Agreement is contrary to applicable law, such term or condition will not apply and will not invalidate any other part of this

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement. However, if its deletion materially and adversely changes the position of either of the Parties, the affected Party may terminate this Agreement by giving [****] written notice.

14.8.                     No Agency. Neither Party is agent, servant, employee, legal representative, partner or joint venturer of the other. Nothing herein will be deemed or construed as creating a joint venture or partnership between the Parties and neither Party has the power or authority to bind or commit the other.

14.9.                     No Third Party Beneficiaries. This Agreement does not create any rights, or rights of enforcement, in third parties.

14.10.              Independent Developments. Nothing contained in this Agreement will prevent either Sponsor or MSK from entering into research projects with third parties which are similar to the Sponsored Research herein, or from independently developing (either through third parties or through the use of its own personnel), or from acquiring from third parties, technologies or products which are similar to and competitive with Inventions resulting from the Sponsored Research. Further, nothing herein will be construed to grant either Party any rights in any such independently developed technologies or products so developed or acquired as described in this section or any rights to the revenues or any portion thereof derived by the other from the use, sale, lease, license or other disposal of any such technologies or products. Furthermore, nothing herein will preclude either Party from transferring any such technologies or products to others including to users of the Inventions resulting from the Sponsored Research.

14.11.              Export Controls. Each Parry acknowledges that any information or materials provided by the other under this Agreement may he subject to U.S. export laws and regulations, including the International Traffic in Arms (ITAR) Regulations (22 CFR Chapter I, Subchapter M, Parts 120-130), Export Administration Regulations (EAR) (15 CFR Chapter VII, Subchapter C, Parts 730-774), Office of Foreign Assets Control (OFAC) Regulations (31 CFR, Subtitle B, Chapter V), and Assistance to Foreign Atomic Energy Activities (10 CFR Part 810); each Party agrees to comply with all such laws. Because MSK is an academic institution and has many faculty, staff, students, and visitors who are foreign persons, MSK intends to conduct the Sponsored Research as fundamental research under the export regulations, such that the results generated by MSK qualify as “public domain” under ITAR Parts 120 10 and 120.11 or “publicly available” under EAR Parts 734.3(b)(3) and 734.8(a,b). Sponsor will not knowingly disclose, and will use commercially reasonable efforts to prevent disclosure to MSK of any information subject to export controls under the ITAR’s United States Munitions List (USML, 22 CFR Part 121), the EAR’S Commerce Control List (CCL, 15 CFR Part 774 and Supplements), or 10 CFR Part 810 Restricted Data or Sensitive Nuclear Technology. If for purposes of the Sponsored Research, Sponsor intends to disclose export-controlled information to MSK, Sponsor will not disclose such information to MSK unless and until a plan for transfer, use, dissemination and control of the information has been approved by MSK. If Sponsor learns of an export control classification by the U.S. or any other government during the course of the Research, Sponsor shall inform MSK of such promptly. In the event Sponsor

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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inadvertently (i) discloses export controlled information or (ii) breaches this Section 14.11, deadlines contemplated by the Sponsored Research will be adjusted based on the time it takes to address the disclosure. The Sponsor represents and agrees that it shall not export from the U.S. directly or indirectly, or transfer to a non-U.S. Person located in the U.S., any technical information (or the direct product thereof) furnished to the Sponsor either directly or indirectly by MSK without first complying with all requirements of all relevant U.S. export regulations, including any government license requirements, if applicable. Sponsor agrees to indemnify, defend and hold harmless MSK, its officers, agents and employees from all liability involving, the violation of such export regulations, either directly or indirectly by the Sponsor. Sponsor acknowledges it may be subject to criminal liability under U.S. laws for the Sponsor’s failure to obtain any required export licenses.

14.12.              Force Majeure. Each of the Parties will be excused from performance of this Agreement only to the extent that performance is prevented by conditions beyond the reasonable control of the Party affected, The Parties will, however, use their best efforts to avoid or cure such conditions. The Party claiming such conditions as an excuse lor delaying performance will give prompt written notice of the conditions, and its intent to delay performance, to the other Party and will resume its performance as soon ax performance is possible.

14.13.              Entire Agreement. This Agreement embodies the entire agreement of the Parties. It supersedes all prior agreements between the Parties with respect to the subject mailer.

14.14.              Counterparts. This Agreement may be executed by one or more counterparts by the Parties by signature of a person having authority to bind the Party, each of which when executed and delivered by facsimile, electronic transmission or by mail delivery, will be an original and all of which will constitute but one and the same Agreement. The Parties agree to the use of electronic signatures, and agree to being subject to the provisions of the U.S. K-S1GN Act (i.e., the Electronic Signatures in Global and National Commerce Act (enacted June 30, 2000, and codified at 15 U.S.C. § 7001 ct seq)).

IN WITNESS WHEREOF, the authorized representatives of the Parties have executed this Agreement below:

SPONSOR		MEMORIAL SLOAN KETTERING
CANCER CENTER

By:	/s/ Thomas Gad	By:	/s/ Eric Cottington
Name:	Thomas Gad	Name:	Eric Cottington, Ph.D.
Title:	Chairman, President	Title:	Senior Vice President, Research and Techonology Management
Date:	3/2/2018	Date:	3-5-18

Although not individually a party to this Agreement, I, the undersigned MSK Investigator, as an employee of MSK, have read and understand the terms of this Agreementy.

By:	[****]
Name:	[****]

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Title:	[****]
Date:	3/5/18

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX A

The Sponsored Research

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APPENDIX B

PROJECT BUDGET

1.                                      Payment Method. Sponsor will make payments to, and checks made payable to “Memorial Sloan Kettering Cancer Center”, and will have: (i) a note on the check stub or on its transmittal Letter that the payment relates to this Agreement; (ii) references the MSK Investigator; (iii) the [****]; and (iv) the invoice number. Payments will be sent to the Mowing address (or other address, or direct wire transfer, as may be agreed to by the Parties):

Memorial Sloan Kettering Cancer Center

P.O. Box 29035

New York, N.Y. 10087

1.1.                            Should Sponsor fail to pay MSK monies due and payable hereunder for more than [****] following the date of invoicing or payment due under a Budget, MSK will have the right to terminate this Agreement on [****] written notice, unless Sponsor pays MSK within the [****] period all such payments due. Upon failure to receive timely payment MSK may choose to halt any current work until full payments (including late fees) arc received. Sponsor shall be responsible for all collection costs associated with non-payment.

1.2.                            Payments made after the due date will accrue interest beginning the [****] following the due date, calculated at the annual rate of the sum of: (i) [****]; plus (ii) the prime interest rate quoted by the Wall Street Journal on the date said payment is due.

2.                                      Equipment and Property. Title to and ownership of all equipment and property provided to or purchased by MSK under this Agreement will be in and remain with MSK even after completion or termination of this Agreement.

3.                                      Budget and Payment Schedule.

Payment Schedule. MSK shall invoice [****] of the total annual budget for each year of research detailed under “Total Budget “ on the following page at the beginning of each calendar quarter, except that the first invoice for [****] of the total annual budget for Year I shall be sent immediately upon execution of this Agreement, the second invoice shall follow at the beginning of the following quarter.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[****]

BUDGET CATEGORY	YEAR ONE	YEAR TWO	TOTAL
TOTALS	[****]	[****]	[****]
A.PERSONNEL COSTS (including Fringe)	[****]	[****]	[****]
B. OTHER COSTS	[****]	[****]	[****]
MAJOR EQUIPMENT	[****]	[****]	[****]
TRAVEL COSTS	[****]	[****]	[****]
MATERIALS, SUPPLIES, AND CONSUMAHLES	[****]	[****]	[****]
CONSULTANT COSTS	[****]	[****]	[****]
SUBAWARD/CONSORTIUM/ CONTRACTUAL COSTS	[****]	[****]	[****]
ANIMAL COSTS	[****]	[****]	[****]
RESEARCH-RELATED SUBJECT COSTS	[****]	[****]	[****]
OTHER EXPENSES	[****]	[****]	[****]
C. TOTAL DIRECT COSTS	[****]	[****]	[****]
D. TOTAL INDIRECT COSTS (71/1% IDC)	[****]	[****]	[****]
E.TOTAL COST

4.                                      Invoice Instructions from Sponsor.

4.1.                            Purchase Order No [****]

4.2.                            Invoices are to be submitted As follows: bk@ymabs.com

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.